                                                                      EXHIBIT 16

                           MFS/SUN LIFE SERIES TRUST
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that Samuel Adams, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-14 of MFS/Sun Life Series Trust, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                          /s/ SAMUEL ADAMS
                                            ------------------------------------
                                            Samuel Adams

October  4, 1996

                           MFS/SUN LIFE SERIES TRUST
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that Geoffrey Crofts, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-14 of MFS/Sun Life Series Trust, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                          /s/ GEOFFREY CROFTS
                                            ------------------------------------
                                            Geoffrey Crofts

October  7, 1996

                           MFS/SUN LIFE SERIES TRUST
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-14 of MFS/Sun Life Series Trust, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                          /s/ DAVID D. HORN
                                            ------------------------------------
                                            David D. Horn

October  7, 1996

                           MFS/SUN LIFE SERIES TRUST
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that Derwyn F. Phillips, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David
N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-14 of MFS/Sun Life Series Trust, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                          /s/ DERWYN F. PHILLIPS
                                            ------------------------------------
                                            Derwyn F. Phillips

October  4, 1996

                           MFS/SUN LIFE SERIES TRUST
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-14 of MFS/Sun Life Series Trust, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                          /s/ JOHN D. MCNEIL
                                            ------------------------------------
                                            John D. McNeil

October  4, 1996

                           MFS/SUN LIFE SERIES TRUST
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that W. Thomas London, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David
N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-14 of MFS/Sun Life Series Trust, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                          /s/ W. THOMAS LONDON
                                            ------------------------------------
                                            W. Thomas London

October  4, 1996